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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 7, 1997


                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Georgia                 0-11258                   58-1521612
     (State or Other        (Commission File            (I.R.S. Employer
     Jurisdiction of             Number)             Identification Number)
     Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (601) 360-8600


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ITEM 5.  OTHER EVENTS.

     (a) On September 7, 1997, WorldCom, Inc. (the"Company" or "WorldCom") entered into an Agreement and Plan of Merger (the "Merger Agreement"), with H&R Block, Inc., a Missouri corporation ("H&R Block"), H&R Block Group, Inc., a Delaware corporation and a wholly owned subsidiary of H&R Block ("Group"), CompuServe Corporation, a Delaware corporation ("CompuServe"), and Walnut Acquisition Company, L.L.C., a wholly owned subsidiary of the Company ("WAC"). Pursuant to the Merger Agreement, WorldCom would acquire CompuServe through a merger of WAC with and into CompuServe (the "Merger") in accordance with the laws of the state of Delaware and the provisions of the Merger Agreement. Pursuant to the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), each of the CompuServe Common Shares (as defined in the Merger Agreement) outstanding as of the Effective Time shall be converted into the right to receive 0.40625 of a share of WorldCom common stock, subject to adjustment of such exchange ratio as provided in the Merger Agreement. Consummation of the Merger is subject to satisfaction of certain conditions, including, among others, the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and compliance with any foreign competition law or similar law, the receipt of other required regulatory approvals, and the absence of certain material adverse changes. Consummation of the Merger is also subject to the approval and adoption of the Merger Agreement by holders of a majority of the CompuServe common stock. H& R Block and Group have agreed to vote all of the shares of CompuServe common stock owned by them, which number of shares is sufficient to approve the Merger Agreement and the Merger. The closing of the Merger is expected to occur as soon as practicable after the satisfaction of all the conditions set forth in the Merger Agreement. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     (b) On September 7, 1997, as a condition and inducement to WorldCom's and WAC's entering into the Merger Agreement and incurring the obligations set forth therein, H&R Block and Group entered into a Stockholders Agreement with WorldCom (the "Stockholders Agreement"). Pursuant to the Stockholders Agreement, H&R Block and Group, among other things, have agreed to vote all of the shares of CompuServe directly or indirectly owned by them in favor of the Merger Agreement and the Merger and granted WorldCom an option to purchase CompuServe common stock owned by Group under certain circumstances and subject to certain terms and conditions. The description of the Stockholders Agreement contained herein is qualified in its entirety by reference to the Stockholders Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

     (c) On September 7, 1997, as a condition and inducement to WorldCom's and WAC's entering into the Merger Agreement and incurring the obligations set forth therein, H&R Block and Group entered into a Standstill Agreement with WorldCom (the"Standstill Agreement"). Pursuant to the Standstill Agreement, H&R Block and Group, among other things, agreed to certain restrictions with respect to the acquisition of WorldCom Common Shares (as defined in the Merger Agreement). The description of the Standstill Agreement contained herein is qualified in its entirety by reference to the Standstill Agreement, a copy of which is attached hereto as Exhibit 2.3 and incorporated herein by reference.

     (d) On September 7, 1997, the Company also entered into a Purchase and Sale Agreement (the "Agreement") with America Online, Inc. ("AOL") and ANS Communications, Inc., a Delaware corporation and a wholly owned subsidiary of AOL ("ANS"), pursuant to which WorldCom has agreed to acquire ANS in exchange for the online services business of CompuServe and $175 million in cash, subject to certain adjustments (the "Purchase and Sale"). Consummation of the Purchase and Sale is subject to the satisfaction of certain conditions, including, among others, the expiration or termination of any applicable waiting period under the HSR Act, and compliance with any foreign competition law or similar law, the receipt of other required regulatory approvals, and the absence of certain adverse changes. Consummation of the Purchase and Sale is also subject to the consummation of the Merger.


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ITEM 7(C) EXHIBITS.

       The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

   Exhibit No.      Description
   -----------      -----------
      2.1           Agreement and Plan of Merger, dated as of September 7,
                    1997, by and among H&R Block, Inc., H&R Block Group, Inc.,
                    CompuServe Corporation, WorldCom, Inc., and Walnut
                    Acquisition Company, L.L.C.*


      2.2 Stockholders Agreement, dated as of September 7, 1997, by and among H&R Block, Inc., a Missouri corporation, H&R Block Group, Inc., a Delaware corporation, and WorldCom, Inc. a Georgia corporation.

      2.3 Standstill Agreement dated as of September 7, 1997, by and among H&R Block, Inc., a Missouri corporation, H&R Block Group, Inc., a Delaware corporation, and WorldCom, Inc., a Georgia corporation.

      2.4           Purchase and Sale Agreement by and among America
                    Online, Inc., ANS Communications, Inc. and WorldCom, Inc., dated as of September 7, 1997.*


* The Company hereby agrees to furnish supplementally a copy of any omitted schedules or exhibits to this Agreement to the Securities and Exchange Commission upon its request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WORLDCOM, INC.



                                             By: /s/ Scott D. Sullivan
                                                ------------------------
                                                 Scott D. Sullivan
                                                 Chief Financial Officer

September 16, 1997

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                                 EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

    2.1 Agreement and Plan of Merger, dated as of September 7, 1997, by and among H&R Block, Inc., H&R Block Group, Inc., CompuServe Corporation, WorldCom, Inc., and Walnut Acquisition Company, L.L.C.*

    2.2 Stockholders Agreement, dated as of September 7, 1997, by and among H&R Block, Inc., a Missouri corporation, H&R Block Group, Inc., a Delaware corporation, and WorldCom, Inc. a Georgia corporation.

    2.3 Standstill Agreement dated as of September 7, 1997, by and among H&R Block, Inc., a Missouri corporation, H&R Block Group, Inc., a Delaware corporation, and WorldCom, Inc., a Georgia corporation.

    2.4 Purchase and Sale Agreement by and among America Online, Inc., ANS Communications, Inc. and WorldCom, Inc., dated as of September 7, 1997.*


* The Company hereby agrees to furnish supplementally a copy of any omitted schedules or exhibits to this Agreement to the Securities and Exchange Commission upon its request.